Exhibit 99.1

Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED JUNE 30, 2026

SITE

SITE Centers Corp.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Gerald Morgan, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Second Quarter 2026 Results

Beachwood, Ohio, August 3, 2026 - SITE Centers Corp. (NYSE: SITC) announced today operating results for the quarter ended June 30, 2026.

“Year to date, the Company has sold five properties, a land parcel and a joint venture interest for aggregate gross sales prices of approximately $167.8 million,” commented David R. Lukes, President and Chief Executive Officer. “SITE Centers remains focused on maximizing the value of its remaining assets through additional asset sales and resolution of its investment in the DTP joint venture.”

Results for the Second Quarter

•
Second quarter net loss was $1.3 million, or a loss of $0.03 per diluted share, as compared to net income of $46.5 million, or $0.88 per diluted share, in the year-ago period. The decrease year-over-year was primarily the result of the decrease in gain on disposition of real estate, increase in impairment charges and lower Net Operating Income (“NOI”) as a result of property dispositions offset by increases in interest income and decreases in interest expense and depreciation and amortization expense.
•
Second quarter operating funds from operations (“Operating FFO” or “OFFO”) was a loss of $4.6 million, or a loss of $0.09 per diluted share, compared to income of $8.3 million, or income of $0.16 per diluted share, in the year-ago period. The decrease year-over-year was primarily the result of lower NOI as a result of property dispositions partially offset by an increase in interest income and a decrease in interest expense.
•
Sold Meadowmont Crossings and the Pike Outlets for aggregate gross sales prices of $61.1 million. Net proceeds from these sales after adjustment for certain pro-rations, allocations and other credits were approximately $56.5 million.
•
The Company held $238.9 million of unrestricted cash at June 30, 2026. The Company expects to maintain a higher cash balance pending the resolution of the DTP joint venture in order to maximize options to monetize its remaining joint venture investment.
•
On June 29, 2026, the Company delivered a buy-sell notice to its partner under the DTP joint venture agreement. Pursuant to the terms of the joint venture agreement, unless an alternative consensual resolution is agreed between the Company and its partner, the partner is required to inform the Company by August 31, 2026 of its decision to either purchase the Company’s 20% interest in the joint venture for a price of approximately $32.4 million or sell its 80% interest in the joint venture to the Company for a price of approximately $129.6 million. Pursuant to the terms of the joint venture agreement, closing of the transaction should occur no later than October 15, 2026. No assurances can be given that the partner will comply with its obligations under the joint venture agreement with respect to the buy-sell notice.

Significant Second Quarter Activity and Key Operating Results

•
Declared a $1.00 per share special dividend that was paid on July 31, 2026.
•
Recorded environmental litigation and tenant litigation legal expense of $1.0 million in the second quarter of 2026 as compared to $0.4 million in the second quarter of 2025. On an annual basis, the Company recorded $1.1 million and $0.6 million for the six months ended June 30, 2026 and 2025, respectively.
•
Reported a leased rate of 82.5% at June 30, 2026 as compared to 87.8% at December 31, 2025 and 88.1% at June 30, 2025, all on a pro rata basis. The change in the leased rate was due primarily to transactional activity and the remaining mix of properties.
•
Executed two new leases and 14 renewals for 64,702 square feet during the quarter.

Recent Activity

•
In July, the Company sold Meadowmont Market (Chapel Hill, North Carolina) and a land parcel (Freehold, New Jersey) for aggregate gross sales prices of approximately $11.5 million. Net proceeds from these sales after adjustment for certain pro-rations, allocations and other credits were approximately $11.1 million.

•
The Company has entered into agreements to sell Shoppes at Paradise Point (Fort Walton Beach, Florida) and The Maxwell (Chicago, Illinois) for $8.4 million and $15.3 million in cash, respectively, subject to adjustment for certain closing pro-rations, allocations and credits. The general due diligence period has expired under both of these sale agreements and the closings are expected to occur by the end of the third quarter of 2026 subject to satisfaction of customary closing conditions.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at www.sitecenters.com. To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Supplemental Information

Copies of the Company's quarterly financial supplement are available on the Investor Relations portion of the Company's website, ir.sitecenters.com.

Non-GAAP Measures and Other Operational Metrics

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains/losses. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains/losses to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses NOI, a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

FFO, Operating FFO and NOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact, including statements regarding the Company's projected operational and financial performance, strategy, prospects and plans, may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, our ability to enter into agreements to sell our remaining properties on commercially reasonable terms and to satisfy closing conditions applicable to such sales; our ability to resolve and realize value from our remaining joint venture investment; impairment charges; general economic conditions, including inflation and interest rate volatility; local conditions such as the supply of, and demand for, retail real estate space in our geographic markets; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; the impact of e-commerce; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the sufficiency and timing of any insurance recovery payments related thereto; the impact of pandemics and other public health crises; our ability to finance our businesses on commercially acceptable terms or at all; unauthorized access, use, theft or destruction of financial, operations or third party data maintained in our information systems or by third parties on our behalf; our ability to maintain REIT status; our ability to project known and contingent expenses and liabilities arising in connection with the anticipated wind-up of our operations; and any change in strategy. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Forms 10-K and 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement: Consolidated Interests

	in thousands, except per share
		2Q26	2Q25	6M26	6M25
	Revenues:
	Rental income (1)	$6,847	$30,662	$16,088	$62,112
	Other property revenues	105	446	235	9,342
		6,952	31,108	16,323	71,454
	Expenses:
	Operating and maintenance (2)	3,776	6,457	7,069	13,589
	Real estate taxes	1,173	4,690	2,815	9,411
		4,949	11,147	9,884	23,000

	Net operating income (3)	2,003	19,961	6,439	48,454

	Other income (expense):
	JV and other fee income (4)	3,741	2,362	7,386	4,639
	Interest expense	0	(5,304)	0	(10,766)
	Depreciation and amortization	(3,894)	(12,921)	(8,911)	(26,173)
	General and administrative (5)	(9,229)	(9,418)	(18,128)	(18,813)
	Other income (expense), net (6)	(162)	(1,165)	35	(1,660)
	Impairment charges	(1,000)	0	(18,450)	0
	Loss before earnings from JVs and other	(8,541)	(6,485)	(31,629)	(4,319)

	Equity in net loss of JVs	(449)	(68)	(601)	(29)
	Gain on sale of joint venture interests	0	0	19,989	0
	Gain on disposition of real estate, net	7,804	53,236	11,811	54,265
	Tax (expense) benefit	(118)	(179)	64	(328)
	Net (loss) income	($1,304)	$46,504	($366)	$49,589

	Weighted average shares – Basic and Diluted– EPS	52,475	52,445	52,471	52,440

	Earnings per common share – Basic	($0.03)	$0.88	($0.01)	$0.94
	Earnings per common share – Diluted	($0.03)	$0.88	($0.01)	$0.94

(1)	Rental income:
	Minimum rents	$4,161	$19,832	$9,570	$40,198
	Ground lease minimum rents	241	1,281	549	2,602
	Straight-line rent, net	(65)	109	318	304
	Amortization of (above)/below-market rent, net	36	166	120	306
	Percentage and overage rent	348	389	597	753
	Recoveries	1,708	7,900	3,838	16,302
	Uncollectible revenue	(121)	228	(85)	120
	Ancillary and other rental income	171	389	363	790
	Lease termination fees	0	0	81	0
	Embedded lease Shared Services Agreement (“SSA”) with Curbline	368	368	737	737

(2)	Environmental and tenant litigation expenses	1,000	378	1,096	628
	Includes the allocation of property management personnel expenses	112	377	256	731

(3)	Includes NOI from wholly-owned assets sold in 2026 and 2025	659	16,980	2,677	34,706

(4)	Curbline SSA fee	1,201	800	2,283	1,492
	Curbline SSA gross up	1,759	625	3,522	1,256
	Embedded lease SSA	(368)	(368)	(737)	(737)

(5)	Other charges related to system conversion	0	160	9	675

(6)	Interest income (fees), net	1,615	722	2,806	1,083
	Transaction costs and other expenses	(18)	(758)	751	(983)
	Curbline SSA gross up	(1,759)	(625)	(3,522)	(1,256)
	Debt extinguishment costs	0	(504)	0	(504)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	2Q26	2Q25	6M26	6M25
Net (loss) income	($1,304)	$46,504	($366)	$49,589
Depreciation and amortization of real estate	2,387	12,054	5,720	24,468
Equity in net loss of JVs	449	68	601	29
JVs' FFO	721	1,545	1,668	3,138
Impairment charges	1,000	0	18,450	0
Gain on sale of joint venture interests	0	0	(19,989)	0
Gain on disposition of real estate, net	(7,804)	(53,236)	(11,811)	(54,265)
FFO	($4,551)	$6,935	($5,727)	$22,959
Debt extinguishment, transaction and other (at SITE's share)	(18)	1,252	(821)	1,374
Condemnation revenue	0	0	0	(8,379)
Other charges	0	160	95	675
Total non-operating items, net	(18)	1,412	(726)	(6,330)
Operating FFO	($4,569)	$8,347	($6,453)	$16,629

Weighted average shares & units – Basic: FFO & OFFO	52,475	52,445	52,471	52,440
Assumed conversion of dilutive securities	0	0	0	0
Weighted average shares & units – Diluted: FFO & OFFO	52,475	52,445	52,471	52,440

FFO per share – Basic	$(0.09)	$0.13	$(0.11)	$0.44
FFO per share – Diluted	$(0.09)	$0.13	$(0.11)	$0.44
Operating FFO per share – Basic	$(0.09)	$0.16	$(0.12)	$0.32
Operating FFO per share – Diluted	$(0.09)	$0.16	$(0.12)	$0.32
Common stock dividends declared, per share	$1.00	$1.50	$1.00	$1.50

Capital expenditures (SITE Centers share):
Maintenance capital expenditures	25	540	25	887
Tenant allowances and landlord work	700	708	2,345	1,771
Leasing commissions	67	179	218	464
Construction administrative costs (capitalized)	384	517	588	957

Certain non-cash items (SITE Centers share):
Straight-line rent	(84)	133	311	328
Straight-line fixed CAM	(7)	16	(6)	30
Amortization of below-market rent/(above), net	125	261	310	401
Straight-line ground rent income	(182)	21	(147)	40
Debt fair value and loan cost amortization	(190)	(904)	(383)	(1,600)
Stock compensation expense	(304)	(316)	(586)	(701)
Non-real estate depreciation expense	(1,507)	(870)	(3,191)	(3)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		2Q26	4Q25
	Assets:
	Land	$20,346	$47,182
	Buildings	113,610	338,527
	Fixtures and tenant improvements	76,561	170,247
		210,517	555,956
	Depreciation	(131,601)	(332,774)
		78,916	223,182
	Construction in progress and land	548	2,554
	Real estate, net	79,464	225,736

	Investments in and advances to JVs	26,396	27,676
	Cash	238,926	119,034
	Restricted cash	2,415	3,781
	Receivables and straight-line (1)	7,662	13,015
	Intangible assets, net (2)	4,970	22,207
	Amounts receivable from Curbline	397	902
	Other assets, net	5,064	6,386
	Total Assets	365,294	418,737

	Liabilities and Equity:
	Dividends payable	52,691	0
	Amounts payable to Curbline	9,420	22,107
	Other liabilities (3)	20,924	61,865
	Total Liabilities	83,035	83,972
	Common shares	5,248	5,247
	Paid-in capital	3,981,441	3,981,084
	Distributions in excess of net income	(3,704,395)	(3,651,338)
	Common shares in treasury at cost	(35)	(228)
	Total Equity	282,259	334,765

	Total Liabilities and Equity	$365,294	$418,737

(1)	Straight-line rents (including fixed CAM), net	$1,436	$3,511

(2)	Operating lease right of use assets	4,139	14,700

(3)	Operating lease liabilities	4,930	34,330
	Below-market leases, net	3,446	4,670

SITE Centers Corp.

Portfolio Summary

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Shopping Center Count
Operating Centers - 100%	14	16	19	27	31
Wholly Owned	4	6	8	16	20
JV Portfolio	10	10	11	11	11

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	1,139	1,567	2,013	4,271	5,355
Wholly Owned	460	888	1,155	3,413	4,497
JV Portfolio - Pro Rata Share	679	679	858	858	858

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.40	$20.00	$22.61	$19.62	$19.83
Base Rent PSF < 10K	$31.05	$31.19	$33.09	$31.05	$31.19
Base Rent PSF > 10K	$14.50	$15.73	$18.02	$15.86	$15.99

Commenced Rate	81.1%	84.7%	85.8%	86.5%	87.5%
Commenced Rate < 10K SF	71.2%	74.9%	79.4%	83.2%	85.6%
Commenced Rate > 10K SF	84.8%	88.7%	88.7%	87.6%	88.1%

Leased Rate	82.5%	85.9%	87.8%	87.6%	88.1%
Leased Rate < 10K SF	72.2%	76.3%	81.9%	84.2%	87.3%
Leased Rate > 10K SF	86.4%	89.8%	90.6%	88.7%	88.4%

Note: GLA in thousands. Base Rent PSF excludes ground leases. All results exclude the Company's owned Beachwood, OH headquarters office buildings.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2026	December 31, 2025
Capital Structure
Market Value Per Share	$3.97	$6.42

Common Shares Outstanding	52,475	52,462

Equity Market Capitalization	$208,326	$336,806
Unconsolidated Mortgage Debt (at SITE share)	76,120	106,031
	284,446	442,837
Less: Cash (including restricted cash and JV's at SITE share)	(245,609)	(133,210)

Enterprise Value	$38,837	$309,627

SITE Centers Corp.

Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date	Contractual Interest Rate at 6/30/2026

Unconsolidated Mortgage Debt
DTP Loan Pool (10 assets)	$380,600	$76,120	01/29	6.38%
Unamortized Loan Costs, Net	(9,464)	(1,893)
Total Unconsolidated Debt	$371,136	$74,227

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool					Total Pool
				Leasing Spreads
	Count	GLA	ABR PSF	Cash	Term	Count	GLA	ABR PSF	Term
New Leases
2Q26	0	0	$0.00	0.0%	0	2	2,309	$16.10	5.6
1Q26	1	9,307	$14.00	16.7%	10.5	1	9,307	$14.00	10.5
4Q25	0	0	$0.00	0.0%	0.0	2	2,081	$25.92	10.4
3Q25	0	0	$0.00	0.0%	0.0	6	53,575	$16.50	10.0
	1	9,307	$14.00	16.7%	10.5	11	67,272	$16.43	9.9

Renewals
2Q26	14	62,393	$14.76	9.7%	4.9	14	62,393	$14.76	4.9
1Q26	8	8,599	$23.44	1.9%	4.2	8	8,599	$23.44	4.2
4Q25	11	72,869	$16.29	4.5%	5.0	11	72,869	$16.29	5.0
3Q25	23	183,056	$14.38	6.1%	4.8	23	183,056	$14.38	4.8
	56	326,917	$15.12	6.2%	4.8	56	326,917	$15.12	4.8

New + Renewals
2Q26	14	62,393	$14.76	9.7%	4.9	16	64,702	$14.81	4.9
1Q26	9	17,906	$18.54	7.2%	7.5	9	17,906	$18.54	7.5
4Q25	11	72,869	$16.29	4.5%	5.0	13	74,950	$16.55	5.2
3Q25	23	183,056	$14.38	6.1%	4.8	29	236,631	$14.86	6.0
	57	336,224	$15.09	6.4%	5.0	67	394,189	$15.34	5.7

Net Effective Rents
			Capex PSF				NER
	GLA	ABR PSF	TA	LL Work	LC	Total	PSF	Term
New Leases
2Q26	2,309	$16.43	$1.22	$1.30	$0.54	$3.06	$13.37	5.6
1Q26	9,307	$14.00	$2.86	$0.10	$0.57	$3.53	$10.47	10.5
4Q25	2,081	$28.65	$2.02	$0.37	$1.71	$4.10	$24.55	10.4
3Q25	53,575	$17.15	$1.46	$5.41	$0.62	$7.49	$9.66	10.0
	67,272	$17.04	$1.68	$4.39	$0.64	$6.71	$10.33	9.9

Renewals
2Q26	62,393	$14.91	$0.05	$0.00	$0.00	$0.05	$14.86	4.9
1Q26	8,599	$23.79	$0.25	$0.00	$0.00	$0.25	$23.54	4.2
4Q25	72,869	$16.45	$0.00	$0.00	$0.00	$0.00	$16.45	5.0
3Q25	183,056	$14.46	$0.00	$0.00	$0.00	$0.00	$14.46	4.8
	326,917	$15.24	$0.02	$0.00	$0.00	$0.02	$15.22	4.8

New + Renewals
2Q26	64,702	$14.96	$0.10	$0.05	$0.02	$0.17	$14.79	4.9
1Q26	17,906	$18.70	$2.16	$0.07	$0.42	$2.65	$16.05	7.5
4Q25	74,950	$16.79	$0.11	$0.02	$0.10	$0.23	$16.56	5.2
3Q25	236,631	$15.07	$0.55	$2.05	$0.23	$2.83	$12.24	6.0
	394,189	$15.54	$0.51	$1.30	$0.19	$2.00	$13.54	5.7

Note: ABR PSF represents year one base rent for leasing spreads and the average rent for the initial term for net effective rent. Term is weighted average in years.

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	7	1.0%	$54	0.5%	$7.71	4	7	3.1%	$244	3.6%	$34.86	5	14	1.5%	$298	1.8%	$21.29
2026	0	0	0.0%	0	0.0%	$0.00	13	12	5.3%	421	6.2%	$35.08	13	12	1.3%	421	2.5%	$35.08
2027	10	105	15.0%	2,103	20.7%	$20.03	22	27	12.0%	751	11.1%	$27.81	32	132	14.3%	2,854	16.8%	$21.62
2028	15	84	12.0%	1,013	10.0%	$12.06	39	35	15.6%	1,071	15.8%	$30.60	54	119	12.9%	2,084	12.3%	$17.51
2029	8	124	17.8%	1,686	16.6%	$13.60	30	32	14.2%	1,095	16.2%	$34.22	38	156	16.9%	2,781	16.4%	$17.83
2030	12	55	7.9%	858	8.4%	$15.60	33	29	12.9%	867	12.8%	$29.90	45	84	9.1%	1,725	10.2%	$20.54
2031	19	139	19.9%	1,867	18.4%	$13.43	18	25	11.1%	650	9.6%	$26.00	37	164	17.8%	2,517	14.9%	$15.35
2032	6	58	8.3%	627	6.2%	$10.81	13	14	6.2%	452	6.7%	$32.29	19	72	7.8%	1,079	6.4%	$14.99
2033	4	61	8.7%	961	9.5%	$15.75	9	10	4.4%	255	3.8%	$25.50	13	71	7.7%	1,216	7.2%	$17.13
2034	4	23	3.3%	491	4.8%	$21.35	6	15	6.7%	402	5.9%	$26.80	10	38	4.1%	893	5.3%	$23.50
2035	6	34	4.9%	427	4.2%	$12.56	6	4	1.8%	132	1.9%	$33.00	12	38	4.1%	559	3.3%	$14.71
Thereafter	1	8	1.1%	82	0.8%	$10.25	13	15	6.7%	432	6.4%	$28.80	14	23	2.5%	514	3.0%	$22.35
Total	86	698	100.0%	$10,169	100.0%	$14.57	206	225	100.0%	$6,772	100.0%	$30.10	292	923	100.0%	$16,941	100.0%	$18.35

Signed Not Open	2	13		$174		$13.38	3	3		$49		$16.33	5	16		$223		$13.94
Vacant	8	112					56	87					64	199

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	7	1.0%	$54	0.5%	$7.71	3	5	2.2%	$171	2.5%	$34.20	4	12	1.3%	$225	1.3%	$18.75
2026	0	0	0.0%	0	0.0%	$0.00	7	6	2.7%	245	3.6%	$40.83	7	6	0.7%	245	1.4%	$40.83
2027	3	68	9.7%	1,568	15.4%	$23.06	10	10	4.4%	206	3.0%	$20.60	13	78	8.5%	1,774	10.5%	$22.74
2028	2	7	1.0%	67	0.7%	$9.57	25	16	7.1%	469	6.9%	$29.31	27	23	2.5%	536	3.2%	$23.30
2029	4	49	7.0%	881	8.7%	$17.98	18	14	6.2%	403	6.0%	$28.79	22	63	6.8%	1,284	7.6%	$20.38
2030	2	5	0.7%	110	1.1%	$22.00	20	14	6.2%	388	5.7%	$27.71	22	19	2.1%	498	2.9%	$26.21
2031	4	10	1.4%	138	1.4%	$13.80	12	10	4.4%	251	3.7%	$25.10	16	20	2.2%	389	2.3%	$19.45
2032	2	12	1.7%	148	1.5%	$12.33	15	17	7.6%	599	8.8%	$35.24	17	29	3.1%	747	4.4%	$25.76
2033	4	26	3.7%	312	3.1%	$12.00	13	18	8.0%	537	7.9%	$29.83	17	44	4.8%	849	5.0%	$19.30
2034	0	0	0.0%	0	0.0%	$0.00	14	19	8.4%	782	11.5%	$41.16	14	19	2.1%	782	4.6%	$41.16
2035	5	26	3.7%	373	3.7%	$14.35	11	14	6.2%	432	6.4%	$30.86	16	40	4.3%	805	4.8%	$20.13
Thereafter	59	488	69.9%	6,518	64.1%	$13.36	58	82	36.4%	2,289	33.8%	$27.91	117	570	61.8%	8,807	52.0%	$15.45
Total	86	698	100.0%	$10,169	100.0%	$14.57	206	225	100.0%	$6,772	100.0%	$30.10	292	923	100.0%	$16,941	100.0%	$18.35

Note: Includes ground leases. Excludes Company’s owned Beachwood OH headquarters office buildings.

SITE Centers Corp.

Top 20 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%
1	Burlington	1	1	2	1,599	9.4%	1,983	70	6.1%	104
2	AMC Theatres	0	3	3	1,037	6.1%	5,183	46	4.0%	232
3	Nordstrom Rack	1	0	1	731	4.3%	731	37	3.2%	37
4	Kroger (Harris Teeter )	1	0	1	697	4.1%	697	45	4.0%	45
5	Dick's Sporting Goods (1)	0	5	5	618	3.6%	3,090	49	4.3%	244
6	Publix Supermarkets	1	1	2	572	3.4%	932	56	4.9%	100
7	TJX Companies (2)	0	9	9	527	3.1%	2,637	45	4.0%	223
8	Lowe's	0	2	2	452	2.7%	2,259	52	4.6%	261
9	Ross Stores	0	6	6	452	2.7%	2,258	36	3.2%	181
10	Kohl's	0	3	3	418	2.5%	2,088	47	4.1%	237
11	Best Buy	0	3	3	392	2.3%	1,962	28	2.5%	141
12	Tailored Brands (Men's Wearhouse)	1	2	3	336	2.0%	528	8	0.7%	15
13	Five Below	1	5	6	320	1.9%	1,006	19	1.7%	54
14	Verizon Wireless	1	3	4	291	1.7%	702	6	0.5%	15
15	Gap (Old Navy)	0	5	5	281	1.7%	1,403	17	1.5%	84
16	Michaels	0	4	4	260	1.5%	1,301	19	1.7%	97
17	J.P. Morgan	1	0	1	225	1.3%	225	6	0.5%	6
18	Ulta Beauty	0	5	5	222	1.3%	1,110	11	1.0%	55
19	The Noodles Shop Co.	1	1	2	222	1.3%	335	4	0.4%	6
20	Petsmart	0	3	3	189	1.1%	945	11	1.0%	54
	Top 20 Total	9	61	70	$9,841	58.1%	$31,375	612	53.7%	2,191
	Total Portfolio				$16,941	100.0%	$55,351	1,139	100.0%	3,857

(1) Dick's Sporting Goods (3) / Going Going Gone (1) / Golf Galaxy (1)
(2) T.J. Maxx (1) / Marshalls (5) / HomeGoods (2) / Sierra Trading (1)

SITE Centers Corp.

Transactions

$ and GLA in thousands
			SITE	Owned	Price
	Property Name	MSA	Own %	GLA	At 100%	At Share
Property Dispositions

02/27/26	FlatAcres MarketCenter	Denver-Aurora-Lakewood, CO	100%	136	$24,400	$24,400
03/03/26	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	100%	132	50,100	50,100
		1Q 2026 Total		268	$74,500	$74,500

05/04/26	Meadowmont Crossing	Raleigh, NC	100%	92	$11,050	$11,050
06/30/26	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	100%	389	50,000	50,000
		2Q 2026 Total		481	$61,050	$61,050

07/14/26	Land Parcel	Freehold, NJ	100%	N/A	$450	$450
07/27/26	Meadowmont Market	Durham-Chapel Hill, NC	100%	49	11,000	11,000
		3Q 2026 QTD		49	$11,450	$11,450

		Total 2026 YTD		798	$147,000	$147,000
Sale of Partnership Interests
01/16/26	Deer Park Town Center(1)	Chicago-Naperville-Elgin, IL-IN-WI		358	N/A	$20,762

(1) In January 2026, the Company sold its partnership interests in RVIP IIIB to its existing joint venture partner.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	Leased Rate	ABR	2Q26 NOI at 100% (1)		Gross RE Assets	Debt Balance at 100% (2)
Chinese Institutional Investors DTP	20%	10	3,397	92.9%	$15.43	$11,369		$612,250	$380,600
Property management fees						523	(1)
Net operating income						$11,892	(3)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on page 14 in the Other Expense, net line item.

(2) Excludes unamortized loan costs, net of $9.5 million or $1.9 million at SITE's share.

(3) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.
See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 2Q26		Balance Sheet Pro Rata Adjustments 2Q26
Revenues:		Assets:
Rental income (2)	$3,182	Land	$29,794
Other income (3)	21	Buildings	83,707
	3,203	Improvements	8,944
Expenses:			122,445
Operating and maintenance	451	Depreciation	(24,847)
Real estate taxes	373		97,598
	824	Construction in progress and land	5
Net operating income	2,379	Real estate, net	97,603
		Investment in JVs	0
Other income (expense):		Cash and restricted cash	4,268
Fee income	0	Receivables, net	1,561
Interest expense	(1,416)	Other assets, net	1,576
Depreciation and amortization	(1,154)	Total Assets	105,008
Other income (expense), net	(242)
Loss before earnings from JVs	(433)	Liabilities and Equity:
Equity in net loss of JVs	449	Mortgage debt	74,227
Basis differences of JVs	(16)	Amounts payable to SITE	321
Gain on disposition of real estate	0	Other liabilities	5,099
Net loss	$0	Total Liabilities	79,647
		JVs share of equity	0
FFO Reconciliation 2Q26		Distributions in excess of net income	25,361
Loss before earnings from JVs	($433)	Total Equity	25,361
Depreciation and amortization	1,154	Total Liabilities and Equity	$105,008
Basis differences of JVs	0
FFO at SITE's ownership interests	$721
OFFO at SITE's ownership interests	$721

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$2,259
Ground lease minimum rents	138
Straight-line rent, net	(18)
Amortization of (above) below market rent, net	89
Percentage and overage rent	1
Recoveries	731
Uncollectible revenue	(18)

(3) Other Income:
Ancillary and other rental income	21
Lease termination fees	0

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Combined Income Statement
	2Q26	2Q25	6M26	6M25
Revenues:
Rental income (1)	$15,910	$20,478	$33,018	$40,380
Other income (2)	104	151	249	1,174
	16,014	20,629	33,267	41,554
Expenses:
Operating and maintenance	2,254	2,678	4,659	5,509
Real estate taxes	1,868	2,226	3,812	4,577
	4,122	4,904	8,471	10,086

Net operating income	11,892	15,725	24,796	31,468

Other income (expense):
Interest expense	(7,083)	(8,080)	(14,255)	(16,088)
Depreciation and amortization	(5,769)	(6,340)	(10,914)	(12,384)
Other expense, net	(1,205)	(1,394)	(2,433)	(2,782)
	(2,165)	(89)	(2,806)	214
(Loss) gain on disposition of real estate, net	0	5	0	1
Net income (loss) attributable to unconsolidated JVs	(2,165)	(84)	(2,806)	215
Depreciation and amortization	5,769	6,340	10,914	12,384
Gain on disposition of real estate, net	0	(5)	0	(1)
FFO	$3,604	$6,251	$8,108	$12,598
FFO at SITE's ownership interests	$721	$1,545	$1,668	$3,138
Operating FFO at SITE's ownership interests	$721	$1,545	$1,668	$3,138

(1) Rental Income:
Minimum rents	$11,295	$13,591	$23,031	$27,199
Ground lease minimum rents	690	682	1,378	1,382
Straight-line rent, net	(89)	84	(35)	169
Amortization of (above) below market rent, net	444	1,506	949	1,981
Percentage and overage rent	3	164	188	460
Recoveries	3,656	4,482	7,475	9,001
Uncollectible revenue	(89)	(31)	32	188
(2) Other Income:
Ancillary and other rental income	104	151	239	364
Lease termination fees	0	0	10	810

Combined Balance Sheet
			At Period End
			2Q26	4Q25
Assets:
Land			$148,968	$159,567
Buildings			418,535	497,973
Improvements			44,723	70,903
			612,226	728,443
Depreciation			(124,234)	(190,020)
			487,992	538,423
Construction in progress and land			24	15
Real estate, net			488,016	538,438
Cash and restricted cash			21,337	28,254
Receivables, net			7,806	10,497
Other assets, net			7,880	8,837
Total Assets			525,039	586,026

Liabilities and Equity:
Mortgage debt			371,136	429,196
Amounts payable to SITE			1,602	1,846
Other liabilities			25,497	31,577
Total Liabilities			398,235	462,619
Accumulated equity			126,804	123,407
Total Equity			126,804	123,407
Total Liabilities and Equity			$525,039	$586,026

SITE CENTERS
Property List as of June 30, 2026

#	Center	Location	ST	JV	Owned GLA	Population (000's)	Leased Rate	Average Household Income ($000's)	ABR PSF	Anchor Tenants
Wholly Owned
1	Shoppes at Paradise Pointe	Fort Walton Beach	FL		73	60	82.5%	$65	$12.82	Publix
2	The Maxwell	Chicago	IL		240	979	57.0%	$98	$25.71	Burlington, Nordstrom Rack
3	Meadowmont Market	Chapel Hill	NC		49	101	91.7%	$101	$15.52	Harris Teeter
4	The Blocks	Portland	OR		97	373	67.3%	$95	$37.13	—
5	Headquarter Office Buildings	Beachwood	OH		339	120	N/A	$122	(1)	—

Joint Venture
1	Ahwatukee Foothills Towne Center	Phoenix	AZ	DTP	691	154	87.1%	$88	$20.33	AMC Theatres, Best Buy, Burlington, Golf Galaxy, HomeGoods, Lina Home Furnishings, Marshalls, Michaels, Ross Dress for Less, Sprouts Farmers Market
2	Connecticut Commons	Plainville	CT	DTP	561	162	97.9%	$76	$14.38	Aldi, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, PetSmart
3	Towne Center Prado	Marietta	GA	DTP	287	126	89.4%	$78	$12.47	Going Going Gone, Publix, Ross Dress for Less
4	Brookside Marketplace	Tinley Park	IL	DTP	317	177	98.9%	$89	$15.99	Best Buy, Dick's Sporting Goods, HomeGoods, Michaels, PetSmart, Ross Dress for Less, T.J. Maxx
5	Independence Commons	Independence	MO	DTP	386	130	93.3%	$70	$15.67	AMC Theatres, Best Buy, Bob's Discount Furniture, Kohl's, Marshalls, Ross Dress for Less
6	Poyner Place	Raleigh	NC	DTP	252	127	100.0%	$80	$17.72	Cost Plus World Market, Marshalls, Michaels, Ross Dress for Less, Urban Air Trampoline & Adventure Park
7	University Centre	Wilmington	NC	DTP	418	132	92.8%	$68	$12.35	Bob's Discount Furniture, Crunch Fitness, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less
8	Route 22 Retail Center	Union	NJ	DTP	112	324	100.0%	$114	$15.06	Dick's Sporting Goods
9	Ashley Crossing	Charleston	SC	DTP	208	104	95.7%	$67	$11.86	Food Lion, Kohl's, Marshalls
10	Commonwealth Center	Midlothian	VA	DTP	166	78	75.9%	$95	$18.39	Michaels, The Fresh Market

Notes:
GLA in thousands. Anchors include tenants greater than 20K square feet
Population and Average Household Income are for trade area within a 10 minute drive time from center
ABR PSF includes ground leases
DTP - Dividend Trust Portfolio. SITE's ownership interest is 20% in the joint venture

(1) Corporate office buildings have 227K of leasable office space of which 152K is currently occupied by third parties and approximately 60K is occupied by SITE Centers/Curbline Properties. With respect to space currently occupied by third parties, ABR per occupied square foot is $27.09. Q2 2026 annualized NOI is $1.7M

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information. The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•
Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•
Tenant reimbursements are recognized in the period in which the expenses are incurred.
•
Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.
•
For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, the Company has categorized these tenants on the cash basis of accounting. As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income. The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•
General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•
The Company does not capitalize any executive officer compensation.
•
General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Real Estate

•
Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.
•
Construction in progress includes shopping center developments and significant expansions and redevelopments.
•
Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	31.5 years
Building Improvements	2 to 20 years
Furniture/Fixtures/ Tenant Improvements	Shorter of economic life or lease terms

Gains on Sales of Real Estate

•
Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs. FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods. Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (ii) impairment charges on real estate property and related investments and (iii) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains/losses recorded in its operating results are not comparable or reflective of its core operating performance. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO. Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains/losses that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio. Such adjustments include certain transaction fee income, transaction costs and including employee separation costs. The disclosure of these adjustments is regularly requested by users of the Company’s financial statements. The adjustment for these charges, income and gains/losses may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO. Additionally, the Company provides no assurances that these charges, income and gains/losses are non-recurring. These charges, income and gains/losses could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs. The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs. For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance. They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant). Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs and certain transaction costs. Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

SITE Centers Corp.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income. FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties. Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs. Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance. The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

In reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, reconciliation of the projected NOI growth to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliations without unreasonable effort due to the multiple components of the calculations which for the same store calculation only includes properties owned for comparable periods and excludes all corporate level activity as noted above.

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP. SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs. Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items. The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP. The presentation of this information has limitations as an analytical tool. Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

SITE Centers Corp.

Portfolio Summary at 100%

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Shopping Center Summary
Operating Centers – 100%	14	16	19	27	31
Wholly Owned - SITE	4	6	8	16	20
JV Portfolio	10	10	11	11	11

Owned and Ground Lease GLA – 100%	3,857	4,285	4,910	7,168	8,252
Wholly Owned - SITE	460	888	1,155	3,413	4,497
JV Portfolio – 100%	3,397	3,397	3,755	3,755	3,755
Unowned GLA – 100%	733	733	872	2,189	2,821

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.25	$16.83	$18.66	$18.19	$18.51
Base Rent PSF < 10K	$28.01	$28.33	$30.81	$30.19	$30.42
Base Rent PSF > 10K	$13.45	$13.83	$14.82	$14.64	$14.86
Commenced Rate	87.8%	88.9%	88.8%	88.3%	88.5%
Leased Rate	89.8%	90.8%	90.4%	89.3%	89.5%
Leased Rate < 10K SF	80.0%	80.2%	83.2%	83.8%	86.0%
Leased Rate > 10K SF	92.7%	94.1%	93.0%	91.1%	90.6%

Wholly Owned SITE
Base Rent PSF	$24.12	$25.02	$25.99	$19.80	$20.01
Leased Rate	66.9%	80.2%	85.6%	87.0%	87.6%
Leased Rate < 10K SF	62.5%	73.3%	81.0%	85.2%	88.4%
Leased Rate > 10K SF	69.7%	83.9%	87.9%	87.5%	87.3%

Joint Venture (100%)
Base Rent PSF	$15.43	$15.29	$16.84	$16.90	$16.90
Leased Rate	92.9%	93.7%	91.9%	91.5%	91.7%
Leased Rate < 10K SF	84.4%	83.4%	84.1%	82.5%	83.1%
Leased Rate > 10K SF	95.2%	96.4%	94.5%	94.5%	94.5%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.43	$15.29	$18.80	$18.96	$18.97
Leased Rate	92.9%	93.7%	91.0%	90.3%	90.7%
Leased Rate < 10K SF	84.4%	83.4%	83.2%	80.9%	82.4%
Leased Rate > 10K SF	95.2%	96.4%	94.2%	94.2%	94.2%

Note: GLA in thousands. Base Rent PSF excludes ground leases. All results exclude the Company's owned Beachwood, OH headquarters office buildings.

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool					Total Pool
				Leasing Spreads
	Count	GLA	ABR PSF	Cash	Term	Count	GLA	ABR PSF	Term
New Leases
2Q26	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
1Q26	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
4Q25	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
3Q25	0	0	$0.00	0.0%	0.0	3	35,937	$16.98	10.0
	0	0	$0.00	0.0%	0.0	3	35,937	$16.98	10.0

Renewals
2Q26	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
1Q26	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
4Q25	4	57,358	$15.92	4.2%	5.0	4	57,358	$15.92	5.0
3Q25	7	131,131	$14.02	4.7%	4.5	7	131,131	$14.02	4.5
	11	188,489	$14.60	4.5%	4.6	11	188,489	$14.60	4.6

New + Renewals
2Q26	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
1Q26	0	0	$0.00	0.0%	0.0	0	0	$0.00	0.0
4Q25	4	57,358	$15.92	4.2%	5.0	4	57,358	$15.92	5.0
3Q25	7	131,131	$14.02	4.7%	4.5	10	167,068	$14.66	5.7
	11	188,489	$14.60	4.5%	4.6	14	224,426	$14.98	5.5

Net Effective Rents
			Capex PSF				NER
	GLA	ABR PSF	TA	LL Work	LC	Total	PSF	Term
New Leases
2Q26	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
1Q26	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
4Q25	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
3Q25	35,937	$17.66	$2.04	$8.07	$0.88	$10.99	$6.67	10.0
	35,937	$17.66	$2.04	$8.07	$0.88	$10.99	$6.67	10.0

Renewals
2Q26	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
1Q26	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
4Q25	57,358	$16.05	$0.00	$0.00	$0.00	$0.00	$16.05	5.0
3Q25	131,131	$14.08	$0.00	$0.00	$0.00	$0.00	$14.08	4.5
	188,489	$14.68	$0.00	$0.00	$0.00	$0.00	$14.68	4.6

New + Renewals
2Q26	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
1Q26	0	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	0.0
4Q25	57,358	$16.05	$0.00	$0.00	$0.00	$0.00	$16.05	5.0
3Q25	167,068	$14.85	$0.77	$3.06	$0.33	$4.16	$10.69	5.7
	224,426	$15.15	$0.59	$2.35	$0.26	$3.20	$11.95	5.5

Note: ABR PSF represents year one base rent for leasing spreads and the average rent for the initial term for net effective rent. Term is weighted average in years.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool					Total Pool
				Leasing Spreads
	Count	GLA	ABR PSF	Cash	Term	Count	GLA	ABR PSF	Term
New Leases
2Q26	0	0	$0.00	0.0%	0.0	2	11,543	$16.10	5.6
1Q26	1	46,535	$14.00	16.7%	10.5	1	46,535	$14.00	10.5
4Q25	0	0	$0.00	0.0%	0.0	2	10,406	$25.92	10.4
3Q25	0	0	$0.00	0.0%	0.0	3	88,189	$15.52	10.0
	1	46,535	$14.00	16.7%	10.5	8	156,673	$15.80	9.9

Renewals
2Q26	14	311,967	$14.76	9.7%	4.9	14	311,967	$14.76	4.9
1Q26	8	42,996	$23.44	1.9%	4.2	8	42,996	$23.44	4.2
4Q25	7	77,557	$17.63	5.6%	5.1	7	77,557	$17.63	5.1
3Q25	16	245,197	$13.32	8.9%	5.6	16	245,197	$13.32	5.6
	45	677,717	$15.12	8.1%	5.1	45	677,717	$15.12	5.1

New + Renewals
2Q26	14	311,967	$14.76	9.7%	4.9	16	323,510	$14.81	4.9
1Q26	9	89,531	$18.54	7.2%	7.5	9	89,531	$18.54	7.5
4Q25	7	77,557	$17.63	5.6%	5.1	9	87,963	$18.61	5.8
3Q25	16	245,197	$13.32	8.9%	5.6	19	333,386	$13.90	6.7
	46	724,252	$15.05	8.5%	5.5	53	834,390	$15.25	6.0

Net Effective Rents
			Capex PSF				NER
	GLA	ABR PSF	TA	LL Work	LC	Total	PSF	Term
New Leases
2Q26	11,543	$16.43	$1.22	$1.30	$0.54	$3.06	$13.37	5.6
1Q26	46,535	$14.00	$2.86	$0.10	$0.57	$3.53	$10.47	10.5
4Q25	10,406	$28.65	$2.02	$0.37	$1.71	$4.10	$24.55	10.4
3Q25	88,189	$16.10	$0.27	$0.00	$0.08	$0.35	$15.75	10.0
	156,673	$16.34	$1.25	$0.11	$0.37	$1.73	$14.61	9.9

Renewals
2Q26	311,967	$14.91	$0.05	$0.00	$0.00	$0.05	$14.86	4.9
1Q26	42,996	$23.79	$0.25	$0.00	$0.00	$0.25	$23.54	4.2
4Q25	77,557	$17.94	$0.00	$0.00	$0.00	$0.00	$17.94	5.1
3Q25	245,197	$13.46	$0.00	$0.00	$0.00	$0.00	$13.46	5.6
	677,717	$15.30	$0.04	$0.00	$0.00	$0.04	$15.26	5.1

New + Renewals
2Q26	323,510	$14.96	$0.10	$0.05	$0.02	$0.17	$14.79	4.9
1Q26	89,531	$18.70	$2.16	$0.07	$0.42	$2.65	$16.05	7.5
4Q25	87,963	$19.20	$0.43	$0.08	$0.37	$0.88	$18.32	5.8
3Q25	333,386	$14.16	$0.10	$0.00	$0.03	$0.13	$14.03	6.7
	834,390	$15.49	$0.41	$0.03	$0.11	$0.55	$14.94	6.0

Note: ABR PSF represents year one base rent for leasing spreads and the average rent for the initial term for net effective rent. Term is weighted average in years.

SITE Centers Corp.

Leasing Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	3	6	5.5%	$235	6.2%	$39.17	3	6	2.0%	$235	3.2%	$39.17
2026	0	0	0.0%	0	0.0%	$0.00	4	9	8.3%	326	8.6%	$36.22	4	9	2.9%	326	4.4%	$36.22
2027	1	62	31.3%	1,503	42.2%	$24.24	7	15	13.8%	440	11.6%	$29.33	8	77	25.1%	1,943	26.5%	$25.23
2028	0	0	0.0%	0	0.0%	$0.00	10	19	17.4%	592	15.7%	$31.16	10	19	6.2%	592	8.1%	$31.16
2029	1	37	18.7%	731	20.5%	$19.76	4	12	11.0%	596	15.8%	$49.67	5	49	16.0%	1,327	18.1%	$27.08
2030	0	0	0.0%	0	0.0%	$0.00	4	10	9.2%	406	10.7%	$40.60	4	10	3.3%	406	5.5%	$40.60
2031	1	44	22.2%	482	13.5%	$10.95	2	10	9.2%	326	8.6%	$32.60	3	54	17.6%	808	11.0%	$14.96
2032	0	0	0.0%	0	0.0%	$0.00	1	4	3.7%	174	4.6%	$43.50	1	4	1.3%	174	2.4%	$43.50
2033	2	55	27.8%	846	23.8%	$15.38	1	3	2.8%	101	2.7%	$33.67	3	58	18.9%	947	12.9%	$16.33
2034	0	0	0.0%	0	0.0%	$0.00	3	13	11.9%	336	8.9%	$25.85	3	13	4.2%	336	4.6%	$25.85
2035	0	0	0.0%	0	0.0%	$0.00	0	0	0.0%	0	0.0%	$0.00	0	0	0.0%	0	0.0%	$0.00
Thereafter	0	0	0.0%	0	0.0%	$0.00	2	8	7.3%	245	6.5%	$30.63	2	8	2.6%	245	3.3%	$30.63
Total	5	198	100.0%	$3,562	100.0%	$17.99	41	109	100.0%	$3,777	100.0%	$34.65	46	307	100.0%	$7,339	100.0%	$23.91

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	0	0	0.0%	$0	0.0%	$0.00	2	4	3.7%	$162	4.3%	$40.50	2	4	1.3%	$162	2.2%	$40.50
2026	0	0	0.0%	0	0.0%	$0.00	1	4	3.7%	188	5.0%	$47.00	1	4	1.3%	188	2.6%	$47.00
2027	1	62	31.3%	1,503	42.2%	$24.24	1	4	3.7%	64	1.7%	$16.00	2	66	21.5%	1,567	21.4%	$23.74
2028	0	0	0.0%	0	0.0%	$0.00	3	4	3.7%	98	2.6%	$24.50	3	4	1.3%	98	1.3%	$24.50
2029	1	37	18.7%	731	20.5%	$19.76	1	2	1.8%	69	1.8%	$34.50	2	39	12.7%	800	10.9%	$20.51
2030	0	0	0.0%	0	0.0%	$0.00	1	3	2.8%	108	2.9%	$36.00	1	3	1.0%	108	1.5%	$36.00
2031	0	0	0.0%	0	0.0%	$0.00	2	3	2.8%	75	2.0%	$25.00	2	3	1.0%	75	1.0%	$25.00
2032	0	0	0.0%	0	0.0%	$0.00	5	9	8.3%	376	10.0%	$41.78	5	9	2.9%	376	5.1%	$41.78
2033	0	0	0.0%	0	0.0%	$0.00	6	13	11.9%	427	11.3%	$32.85	6	13	4.2%	427	5.8%	$32.85
2034	0	0	0.0%	0	0.0%	$0.00	4	12	11.0%	623	16.5%	$51.92	4	12	3.9%	623	8.5%	$51.92
2035	0	0	0.0%	0	0.0%	$0.00	3	7	6.4%	299	7.9%	$42.71	3	7	2.3%	299	4.1%	$42.71
Thereafter	3	99	50.0%	1,328	37.3%	$13.41	12	44	40.4%	1,288	34.1%	$29.27	15	143	46.6%	2,616	35.6%	$18.29
Total	5	198	100.0%	$3,562	100.0%	$17.99	41	109	100.0%	$3,777	100.0%	$34.65	46	307	100.0%	$7,339	100.0%	$23.91

Note: Includes ground leases. Excludes Company’s owned Beachwood OH headquarters office buildings.

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	37	1.5%	$270	0.8%	$7.30	1	2	0.3%	$44	0.3%	$22.00	2	39	1.3%	$314	0.7%	$8.05
2026	0	0	0.0%	0	0.0%	$0.00	9	18	3.1%	474	3.2%	$26.33	9	18	0.6%	474	1.0%	$26.33
2027	9	215	8.6%	3,000	9.1%	$13.95	15	59	10.3%	1,555	10.4%	$26.36	24	274	8.9%	4,555	9.5%	$16.62
2028	15	418	16.7%	5,066	15.3%	$12.12	29	82	14.3%	2,398	16.0%	$29.24	44	500	16.2%	7,464	15.5%	$14.93
2029	7	438	17.5%	4,776	14.5%	$10.90	26	103	17.9%	2,496	16.7%	$24.23	33	541	17.6%	7,272	15.1%	$13.44
2030	12	275	11.0%	4,289	13.0%	$15.60	29	95	16.5%	2,307	15.4%	$24.28	41	370	12.0%	6,596	13.7%	$17.83
2031	18	474	18.9%	6,921	21.0%	$14.60	16	71	12.3%	1,621	10.8%	$22.83	34	545	17.7%	8,542	17.8%	$15.67
2032	6	292	11.7%	3,133	9.5%	$10.73	12	46	8.0%	1,390	9.3%	$30.22	18	338	11.0%	4,523	9.4%	$13.38
2033	2	30	1.2%	577	1.7%	$19.23	8	34	5.9%	768	5.1%	$22.59	10	64	2.1%	1,345	2.8%	$21.02
2034	4	114	4.6%	2,455	7.4%	$21.54	3	10	1.7%	328	2.2%	$32.80	7	124	4.0%	2,783	5.8%	$22.44
2035	6	172	6.9%	2,136	6.5%	$12.42	6	19	3.3%	660	4.4%	$34.74	12	191	6.2%	2,796	5.8%	$14.64
Thereafter	1	40	1.6%	411	1.2%	$10.28	11	36	6.3%	937	6.3%	$26.03	12	76	2.5%	1,348	2.8%	$17.74
Total	81	2,505	100.0%	$33,034	100.0%	$13.19	165	575	100.0%	$14,978	100.0%	$26.05	246	3,080	100.0%	$48,012	100.0%	$15.59

Assumes all lease options are exercised

	Greater than 10K SF						Less than 10K SF						Total
Year	# of Leases	Expiring SF	% of SF > 10K	ABR	% of ABR > 10K	Rent PSF	# of Leases	Expiring SF	% of SF < 10K	ABR	% of ABR < 10K	Rent PSF	# of Leases	Expiring SF	% of SF Total	ABR	% of ABR Total	Rent PSF
MTM	1	37	1.5%	$270	0.8%	$7.30	1	2	0.3%	$44	0.3%	$22.00	2	39	1.3%	$314	0.7%	$8.05
2026	0	0	0.0%	0	0.0%	$0.00	6	11	1.9%	284	1.9%	$25.82	6	11	0.4%	284	0.6%	$25.82
2027	2	29	1.2%	324	1.0%	$11.17	9	28	4.9%	708	4.7%	$25.29	11	57	1.9%	1,032	2.1%	$18.11
2028	2	35	1.4%	335	1.0%	$9.57	22	62	10.8%	1,854	12.4%	$29.90	24	97	3.1%	2,189	4.6%	$22.57
2029	3	63	2.5%	752	2.3%	$11.94	17	63	11.0%	1,668	11.1%	$26.48	20	126	4.1%	2,420	5.0%	$19.21
2030	2	28	1.1%	549	1.7%	$19.61	19	56	9.7%	1,404	9.4%	$25.07	21	84	2.7%	1,953	4.1%	$23.25
2031	4	51	2.0%	689	2.1%	$13.51	10	35	6.1%	883	5.9%	$25.23	14	86	2.8%	1,572	3.3%	$18.28
2032	2	61	2.4%	742	2.2%	$12.16	10	41	7.1%	1,119	7.5%	$27.29	12	102	3.3%	1,861	3.9%	$18.25
2033	4	129	5.1%	1,563	4.7%	$12.12	7	22	3.8%	550	3.7%	$25.00	11	151	4.9%	2,113	4.4%	$13.99
2034	0	0	0.0%	0	0.0%	$0.00	10	35	6.1%	792	5.3%	$22.63	10	35	1.1%	792	1.6%	$22.63
2035	5	131	5.2%	1,865	5.6%	$14.24	8	32	5.6%	667	4.5%	$20.84	13	163	5.3%	2,532	5.3%	$15.53
Thereafter	56	1,941	77.5%	25,945	78.5%	$13.37	46	188	32.7%	5,005	33.4%	$26.62	102	2,129	69.1%	30,950	64.5%	$14.54
Total	81	2,505	100.0%	$33,034	100.0%	$13.19	165	575	100.0%	$14,978	100.0%	$26.05	246	3,080	100.0%	$48,012	100.0%	$15.59

Note: Includes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 ENTERPRISE PKWY, BEACHWOOD, OH 44122 O: 216-755-5500 F: 216-755-1500 SITECENTERS.COM NYSE: SITC